Exhibit 99.1

flyExclusive, One of the Fastest-Growing Providers of Premium Private Jet Charter Experiences, to Become Publicly Traded via Business Combination Agreement with EG Acquisition Corp.

flyExclusive has entered into a business combination agreement with EG Acquisition Corp. (NYSE: EGGF); the combined company is expected to trade on the NYSE

In just over seven years, flyExclusive has become one of the nation’s five largest private jet operators with triple digit membership growth and a 94% retention rate among existing members

Track record of recurring profitable growth with projected estimated 2022 revenue of more than $360 million and estimated 2022 Management EBITDA of $32.0 million and a projected 2023 revenue of $522 million with an estimated Management EBITDA of $63.7M.

Transaction values flyExclusive at a pre-transaction equity value of $600 million and is expected to provide up to $310 million in proceeds, including $85 million of immediate funding through committed convertible notes and up to $225 million of SPAC cash held in trust

Proceeds will allow flyExclusive to continue its growth, better serve customers and execute its strategic plan to become the nation’s first fully vertically integrated private aviation company

NEW YORK & KINSTON, NC, Oct. 17, 2022 – flyExclusive, a leading provider of premium private jet charter experiences, and EG Acquisition Corp. (NYSE: EGGF), a Special Purpose Acquisition Company (SPAC) sponsored by EnTrust Global and GMF Capital, announced today that they have entered into a definitive business combination agreement.

Under the terms of the agreement, flyExclusive and EG Acquisition Corp. will combine into a new company that is expected to be listed on the New York Stock Exchange and will adopt flyExclusive as the corporate operating brand. flyExclusive founder and CEO Jim Segrave will lead the combined company.

The transaction, once completed, will provide flyExclusive with significant additional capital to continue its growth, better serve customers and execute its strategic plan to become the nation’s first fully vertically integrated private aviation company. flyExclusive’s leadership team will retain control of the company, ensuring a generational company will continue to grow in Kinston, NC.

In addition, certain sovereign wealth and U.S. institutional investors are providing $85 million to flyExclusive, via the purchase of convertible notes that were entered into simultaneously with the signing of the business combination agreement. The notes will convert into shares of the combined company upon the consummation of the business combination at a price of $10 per share (subject to adjustment in certain instances). The $85 million from the notes is expected to be primarily used by flyExclusive for the acquisition of additional aircraft and for related expenses.

flyExclusive Overview

Headquartered in Kinston, NC, flyExclusive is a premiere Part 135 owner/operator of private jet experiences that surpass expectations for quality, convenience, and safety. As one of the world’s largest operators of Cessna Citation aircraft with a floating fleet of over 90 jets, flyExclusive offers access to a network of personalized private aviation with on-demand flights that can service a myriad of specialized trip needs. flyExclusive has over 800 employees with its operations centrally located on the East Coast within a few flight hours of over 70% of its customer demand.

flyExclusive’s award-winning Jet Club is a multi-tiered membership program that allows customers to access the fleet with guaranteed access, no monthly management fees, no blackout dates and minimal peak days. Members retain their membership for as long as they choose to fly for a low monthly fee, with an aircraft daily rate that enables access to the most aggressive hourly rates in the industry. The company’s Jet Club rate structure is purposefully designed to deliver competitively priced flights on short distance legs as well as cross-country ones. It was named by Robb Report as best in the “Jet Cards and Membership” category in the 2022 Best of the Best Awards.

flyExclusive entered the fractional market with the order of 30 CJ3+ aircraft earlier in 2022. Expansion of the fractional program to the mid and super-mid categories is expected immediately. The flyExclusive fractional program is structured like the Jet Club program with daily access fees and aggressive hourly rates, no monthly management fees or blackout dates and minimal peak days.

flyExclusive flew over 46,000 hours in 2021, over 46% percent more than the prior year. The company is currently flying nearly 5,000 hours per month. During the COVID pandemic, flyExclusive was one of only two operators that flew more flight hours in 2020 than it flew in 2019. Additionally, the company delivered major enhancements to its Jet Club and enjoyed triple digit membership growth while many operators scaled back their jet card offerings and added restrictions for new members to offset jet demand. flyExclusive made investments to its fleet to guarantee availability so new Jet Club members were able to fly immediately without any restrictions or blackouts.

flyExclusive is both ARG/US and Wyvern certified, which is achieved by less than 5% of all private flight providers.

EG Acquisition Corp. Overview

EG Acquisition Corp. is a Special Purpose Acquisition Company (SPAC) sponsored by EnTrust Global and GMF Capital that raised $225 million in its initial public offering on May 26, 2021.

Founded in 1997 by Chairman and CEO Gregg S. Hymowitz, EnTrust Global is a global investment firm with approximately $18 billion in total assets. The firm manages assets for more than 500 institutional investors representing 48 countries. EnTrust has invested nearly $14 billion across approximately 160 transactions in both the private and public sectors, including transportation businesses. GMF Capital, a private investment platform founded by Gary Fegel in 2013, manages more than $1.5 billion in assets and has invested more than $5.5 billion of assets across 100+ transactions since inception, including in blank check companies and aviation industry assets. Both EnTrust Global and GMF capital have significant experience with SPAC transactions, having executed several successful business combinations.

Mr. Hymowitz serves as CEO and director of EG Acquisition Corp, and Mr. Fegel serves as chairman of EG Acquisition Corp.’s Board of Directors.

At the time of EG Acquisition Corp.’s initial public offering, the sponsor agreed to not sell its founder shares for a period of three years after the business combination. Mr. Hymowitz and Mr. Fegel believed, and continue to believe, that this longer “lock-up” period should better align the interests of the sponsor with those of EG Acquisition’s investors. As such, with certain limited exceptions, the sponsor will continue to be invested in the combined company for at least three years after the completion of the business combination. In addition, Mr. Hymowitz and Mr. Fegel are expected to serve as directors on the board of directors of the combined company.

Management Commentary

“flyExclusive is raising the bar in the private aviation industry and creating the best possible experience for customers, partners, and employees so we can create more moments that matter,” said Jim Segrave, CEO of flyExclusive. “We are excited to enter the public markets through our business combination with EG Acquisition Corp. This capital, combined with our leadership team’s significant aviation industry experience, will allow flyExclusive to rapidly grow our workforce, significantly expand our fleet and further invest in our customer experience, while maintaining our core values and family first culture.”

Added Segrave: “flyExclusive previously announced the purchase of 30 Citation CJ3+ light aircraft with deliveries scheduled to start Q3 of next year. With this additional capital, we are planning to further expand of our fractional ownership program to include mid and super-mid aircraft to provide more options to our valued customers.”

“flyExclusive has become one of the fastest-growing providers of premium private jet charter experiences thanks to their world-class leadership team, business model designed to maximize utilization and flight unit economics and the consistent high-quality service they provide to customers,” said Gregg S. Hymowitz, CEO and Director of EG Acquisition Corp. and Chairman and CEO of EnTrust Global. “I could not be more confident in Jim and his team at flyExclusive and believe they are ready to further accelerate their market position through this opportunity to become a public company.”

“When we founded EG Acquisition Corp., our intention was to identify a high-quality business run by an exceptional team, pursuing growth and large market opportunities,” said Gary Fegel, founder of GMF Capital and Chairman of EG Acquisition Corp. “flyExclusive is an ideal partner. Their differentiated model and track record of performance, combined with our investment and the continued acceleration of the private aviation market, will allow flyExclusive to extend their leadership position and deliver shareholder value.”

Transaction Overview

Under the terms of the definitive business combination agreement, the transaction values flyExclusive at a pre-transaction equity value of $600 million and is expected to provide up to $310 million in proceeds, including $85 million of committed convertible notes described above and $225 million of SPAC cash in trust assuming no redemptions. No additional funding beyond the $85 million of already committed convertible notes is required for the business combination to close.

Upon the closing of the proposed transaction, flyExclusive’s senior management will continue to serve in their current roles. The current flyExclusive owners will retain approximately 60% of the ownership at close, assuming no redemptions in SPAC cash held in trust.

The respective boards of directors of both EG Acquisition Corp. and flyExclusive have each approved the proposed transaction. Completion of the proposed transaction is subject to approval of EG Acquisition Corp. stockholders and other customary closing conditions. The parties expect that the proposed transaction will be completed in Q1 2023.

Investor Conference Call

flyExclusive and EG Acquisition Corp. have posted to their respective websites an audio transcript of a joint investor conference call discussing the business and the proposed transaction. The transcript can be found at either https://egacquisition.com or www.flyexclusive.com.

For Investor Relations, including a copy of an investor presentation as filed with the SEC, please visit the EG Acquisition Corp. website at www.egacquisition.com or the SEC’s website for EG Acquisition Corp.’s filings at: https://sec.report/CIK/0001843973.

Advisors

BTIG, LLC served as financial and capital markets advisor to EG Acquisition Corp. Wyrick Robbins Yates & Ponton LLP is serving as legal advisor to flyExclusive, Willkie Farr & Gallagher LLP is serving as legal advisor to EG Acquisition Corp., Kirkland & Ellis LLP is serving as legal counsel to BTIG, LLC, and Vinson & Elkins is serving as legal counsel to the Noteholders.

About flyExclusive

flyExclusive is a premiere Part 135 owner/operator of private jet experiences that surpass expectations for quality, convenience and safety. From our world-class Jet Club to our unmatched private charter to our recently launched fractional program, clients who fly with us receive a curated experience that anticipates their needs for consistency, comfort and style. As one of the largest operators of Cessna Citation aircraft in the world with a floating fleet of over 90 light to heavy jets, flyExclusive offers access to a world of personalized private aviation with on-demand flights that can service a myriad of specialized trip needs. flyExclusive is headquartered in Kinston, NC with services provided across North America, Caribbean, Central America, South America, Europe, Asia and beyond. To learn more, visit www.flyexclusive.com.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between flyExclusive and EG Acquisition Corp. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of EG Acquisition Corp.’s securities, (ii) the risk that the transaction may not be completed by EG Acquisition Corp.’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EG Acquisition Corp., (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the shareholders of EG Acquisition Corp. and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, (vi) the effect of the announcement or pendency of the transaction on flyExclusive’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of flyExclusive and potential difficulties in flyExclusive employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against flyExclusive or against EG Acquisition Corp. related to the Equity Purchase Agreement or the transaction, (ix) the ability to maintain the listing of the EG Acquisition Corp.’s securities a national securities exchange, (x) the price of EG Acquisition Corp.’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which EG Acquisition Corp. plans to operate or flyExclusive operates, variations in operating performance across competitors, changes in laws and regulations affecting EG Acquisition Corp.’s or flyExclusive’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EG Acquisition Corp.’s registration on Form S-1, the proxy statement that will be filed as discussed below and other documents filed by EG Acquisition Corp. from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and flyExclusive and EG Acquisition Corp. assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. flyExclusive nor EG Acquisition Corp. gives any assurance that either flyExclusive or EG Acquisition Corp. or the combined company will achieve its expectations.

Additional Information and Where to Find It

This document relates to a proposed transaction between flyExclusive and EG Acquisition Corp. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. EG Acquisition Corp. intends to file a preliminary proxy statement with the SEC in connection with the proposed transaction. EG Acquisition Corp. will mail the definitive proxy statement to all EG Acquisition Corp. shareholders. EG Acquisition Corp. also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of EG Acquisition Corp. are urged to read the preliminary proxy statement (and, when available, the definitive proxy statement) and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by EG Acquisition Corp. through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

EG Acquisition Corp. and flyExclusive and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from EG Acquisition Corp.’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of EG Acquisition Corp. and information regarding their interests in the business combination will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the preceding paragraph.

CONTACT

Tim Streeb

FleishmanHillard

720.261.4215

Tim.Streeb@fleishman.com